UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 22, 2009
Date of Report (Date of earliest event reported)

PhotoMedex, Inc.
(Exact Name of Registrant Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	0-11635 (Commission File Number)	59-2058100 (I.R.S. Employer Identification No.)

147 Keystone Drive, Montgomeryville, Pennsylvania 18936
(Address of principal executive offices)
(Zip Code)

(215) 619-3600
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 22, 2009, PhotoMedex, Inc., a Delaware corporation (the “Company”), entered into a series of Securities Purchase Agreements (the “Purchase Agreements”) with various accredited investors (the “Purchasers”).  Pursuant to the terms of the Purchase Agreements, the Company sold an aggregate of 4,165,765 shares of its common stock (the “Shares”) to the Purchasers at a price of $0.65 per share (the “Private Placement”). After the Private Placement, the Company has 13,198,940 shares outstanding of its common stock.

The foregoing is a summary of the terms of the Purchase Agreements and is qualified in its entirety by reference to the form of the Purchase Agreements, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

On October 22, 2009, pursuant to the terms of the Purchase Agreements, the Company completed the closing of the Private Placement and sold the Shares to the Purchasers.  Pursuant to the terms of the Purchase Agreements, the Company granted to the Purchasers piggy-back registration rights to register the Shares.  No warrants were issued, nor were any finders’ fees or commissions incurred, in the Private Placement.  The Private Placement resulted in gross proceeds of $2,707,750 to the Company before deducting transaction expenses.

The Shares were offered and sold to the Purchasers without registration under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and the Company relied on Section 4(2) of the Securities Act and Regulation D promulgated thereunder for an exemption from the registration requirements of the Securities Act.  Each of the certificates representing the Shares contains a restrictive legend preventing the sale, transfer or other disposition of such Shares unless registered or otherwise permitted under the Securities Act.

This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy shares of the common stock or other securities of the Company.

Item 8.01.  Other Events.

On October 22, 2009, the Company issued a press release announcing the completion of the Private Placement.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Securities Purchase Agreement, dated October 22, 2009, by and between PhotoMedex, Inc. and each of the Purchasers.

99.1	Press Release, dated October 22, 2009, issued by PhotoMedex, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHOTOMEDEX, INC.

Date:	October 22, 2009	By:	/s/ Dennis McGrath
Dennis McGrath
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Securities Purchase Agreement, dated October 22, 2009, by and between PhotoMedex, Inc. and each of the Purchasers.

99.1	Press Release, dated October 22, 2009, issued by PhotoMedex, Inc.